UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2005



                           DRAGON PHARMACEUTICAL INC.
             (Exact name of registrant as specified in its charter)


              Florida                       0-27937               65-0142474
              -------                       -------               ----------
(State or Other Jurisdiction of     (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)


            1055 Hastings Street, Suite 1900
              Vancouver, British Columbia                     V6E 2E9
              ----------------------------                    -------
        (Address of Principal Executive Offices)            (Zip Code)


                                 (604) 669-8817
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
-------------------------

Item 7.01  Regulation FD Disclosure

     Dragon   Pharmaceutical  Inc.  announced  its  business  update  after  the completion of acquisition of Oriental Wave and selected unaudited 2004 pro-forma combined financial data on the attached press release.


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01  Financial Statements and Exhibits

     Exhibit No.    Exhibit Description
     ----------     -------------------

         99         Press   release   announcing   business   update  after  the
                    completion of acquisition of Oriental Wave and selected unaudited 2004 pro-forma combined financial data

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DRAGON PHARMACEUTICAL INC.,
                                       a Florida Corporation


Dated:  April 5, 2005                  /s/ Maggie Deng
                                       ----------------------------------------
                                       Maggie Deng
                                       Chief Operating Officer

                                  EXHIBIT INDEX


     Exhibit No.    Description

          99 Press release dated April 4, 2005 titled "Dragon Pharmaceutical Announces Business Update after the Completion of Acquisition of Oriental Wave and Selected Unaudited 2004 Pro-forma Combined Financial Data "